UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2016 (May 12, 2016)

Gladstone Land Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35795	541892552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 12, 2016, Gladstone Land Corporation (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted and approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2016.

Proposal 1: The election of three directors to hold office until the 2019 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Votes
Terry L. Brubaker	4,270,625	47,399	3,769,500
Caren D. Merrick	4,273,269	44,755	3,769,500
Walter H. Wilkinson, Jr.	4,240,674	77,350	3,769,500

The following directors will continue to hold office until the 2017 Annual Meeting of Stockholders:

Paul W. Adelgren

David Gladstone

John H. Outland

The following directors will continue to hold office until the 2018 Annual Meeting of Stockholders:

Michela A. English

Anthony W. Parker

Proposal 2: To ratify the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers, LLP, as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2016.

For	Against	Abstain
7,990,903	73,490	23,131

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE LAND CORPORATION

Date: May 16, 2016	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer